UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2006

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Cleveland-Cliffs Inc (the "Company") entered into an Amendment No. 1 to Annex A to the Severance Agreement Between Joseph A. Carrabba and the Company (the "Amendment Agreement") on May 9, 2006. The Amendment Agreement provides for (i) full vesting of certain benefits under the Company’s Supplemental Retirement Plan ("SRP"), and (ii) certain payments from the SRP in the event that Mr. Carrabba is terminated prior to the 5-year vesting under the current plan.

The Amendment Agreement is contained under Item 9.01 as Exhibit 10(a) on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits (c)

10(a) Amendment No. 1 to Annex A to the Severance Agreement by and between Cleveland-Cliffs Inc and Joseph A. Carrabba dated May 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

May 10, 2006	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.(a)	Amendment No. 1 to Annex A to the Severance Agreement by and between Cleveland-Cliffs Inc and Joseph A. Carrabba dated May 9, 2006